UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2025

EnerSys
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2366 Bernville Road, Reading, Pennsylvania 19605
(Address of principal executive offices, including zip code)
(610) 208-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ENS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry Into a Material Definitive Agreement.

As previously disclosed, on December 21, 2022, EnerSys (in its individual capacity (“ENS”), and in its capacity as the master servicer (“Master Servicer”)) entered into a Receivables Purchase Agreement (the “Receivables Agreement”) by and among Wells Fargo Bank, National Association as the administrative agent (“Wells”), EnerSys Finance, LLC as the seller (“Seller") and certain other persons from time to time and party thereto as purchasers (together with Wells, the “Purchasers”) pursuant to which, and upon the Seller's request, the Purchasers agreed to make payments to the Seller in an aggregate amount of up to $150,000,000. On December 15, 2025, the parties entered in an amendment to the Receivables Agreement (the “Receivables Agreement Amendment”) that, among other things, increased the aggregate amount of payments that the Purchasers agreed to make to the Seller to $250,000,000 plus an additional $50,000,000 accordion feature that is uncommitted and subject to certain additional conditions and added certain additional financial institutions as named Purchasers thereunder (the Receivables Agreement, as amended to date, being the “Amended Receivables Agreement”).

The Amended Receivables Agreement will continue to function in the same manner, and subject to the same terms and conditions described in the prior disclosure related to the Receivables Agreement. The initial term of the Amended Receivables Agreement is three (3) years from the date of the Receivables Agreement Amendment.

The Seller is a subsidiary of ENS; the additional Purchasers that were added in connection with the Receivables Agreement Amendment were PNC Bank, National Association (“PNC”) and Truist Bank (“Truist”). Wells, PNC and Truist, each in their capacity as a lender, are party to that certain Credit Agreement, dated as of August 4, 2017, by and among ENS, Bank of America, N.A., as administrative agent and the lenders party thereto, as amended.

The Receivables Agreement Amendment is attached hereto as Exhibit l0.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1
Receivables Agreement Amendment, dated December 15, 2025, by and among EnerSys, Wells Fargo Bank, National Association, EnerSys Finance, LLC and certain other persons from time to time party thereto as purchasers

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: December 15, 2025	By:	/s/ Andrea J. Funk
Andrea J. Funk
Chief Financial Officer